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                                                                   EXHIBIT 10.17

                      NETSCAPE COMMUNICATIONS CORPORATION
                                INSERTION ORDER

================================================================================

Legal name of Advertiser  GoTo.com           Advertiser's Agency
                        ------------------                      ----------------

Address of Principal Place of Business       Agency Contact
                                                           ---------------------
140 W. Union St.
------------------------------------------   Agency Address
                                                           ---------------------
City  Pasadena      State  CA   Zip  91103   City             State    Zip
    ---------------      ------    -------       ------------      ---    ------

Advertiser Contact  Tad Benson               Phone            Fax
                  ------------------------        -----------    ---------------

Phone  626.685.5712                          E-mail
     -------------------------------------         -----------------------------

Fax    626.685.5601
   ---------------------------------------

E-mail    tsd@goto.com
      ------------------------------------

State/country of organization
                             -------------

If Advertiser is not a corporation, please   Netscape Web Site (specify
specify form of organization                 "country" and "language")
                            --------------                            ----------

------------------------------------------   -----------------------------------
================================================================================


IMPORTANT NOTICE: THIS INSERTION ORDER IS SUBJECT TO NETSCAPE'S ACCEPTANCE AND WILL BE EFFECTIVE AS OF THE ACCEPTANCE DATE BELOW. BY SUBMISSION OF THIS INSERTION ORDER, ADVERTISER AGREES TO BE BOUND BY THE TERMS SET FORTH HEREIN AND IN THE NETSCAPE STANDARD TERMS AND CONDITIONS FOR ADVERTISING AVAILABLE AT
URL: http://home.netscape.com/ads/termsandconditions.html (COLLECTIVELY,
"AGREEMENT"). FAILURE TO COMPLY WITH THE AGREEMENT MAY RESULT IN IMMEDIATE TERMINATION OF THIS AGREEMENT.

Should GoTo.com become a NetSearch premier partner, GoTo.com will have the option of canceling this contract without penalty immediately once the premier position launches.

Scheduling/Pricing Information
------------------------------

April 1-30          43,333,333 impressions    Netsearch    banner    $195,000.00
May 1-31            43,333,333 impressions    Netsearch    banner    $195,000.00
June 1-30           43,333,333 impressions    Netsearch    banner    $195,000.00
April 1-June 30    130,000,000 impressions    Netsearch    banner    $585,000.00

                                          Net Amounts: $1,170,000.00 gross
--------------------------------------                --------------------------
Start Date: April 1, 1999                 Discounts: 50% total discount
           ---------------------------              ----------------------------
End Date:   June 30, 1999                 Taxes (if any):
         -----------------------------                   -----------------------
Bill to: client                           Amount Due: $585,000 Net
        ------------------------------               ---------------------------
PO Number                                 bill $195,000 per month
         -----------------------------    -----------------------

ADVERTISER: If Advertiser's agency        ACCEPTANCE BY:
signs below, such Advertiser's agency
hereby represents that it has full        NETSCAPE COMMUNICATION CORPORATION
authority to bind the Advertiser set
forth above.

Signature: /s/ TODD TAPPIN                Signature:
          ----------------------------              ----------------------------
Name: Todd Tappin                         Name:
     ---------------------------------         ---------------------------------
Title: CFO                                Title:
      --------------------------------          --------------------------------
Date: 3/11/99                             Acceptance Date:
     ---------------------------------                    ----------------------

Advertiser Contact: Tad Benson            Netcenter Ad Sales Rep: Debi Lefbovitz
                   -------------------                           ---------------
Phone:  626/685-5712
      --------------------------------
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                       Netscape Communications Corporation
                 Standard Terms and Conditions for Advertising

These terms and conditions ("Standard Terms") shall be deemed incorporated by reference into any insertion order (the "Insertion Order") submitted by the Advertiser or its agency set forth in the Insertion Order (collectively, "Advertiser") and shall govern the Insertion Order, superseding all terms therein except for those relating to advertisement scheduling and pricing. All Insertion Orders are subject to acceptance by Netscape. Rates and the Standard Terms are subject to change without notice. Netscape reserves the right to refuse or cancel any Insertion Order, without cause, at any time. The Standard Terms and Insertion Order shall be collectively known as the "Agreement." Advertiser and its agency (if applicable) shall be jointly and severally responsible under this Agreement.

1. Term of Agreement. The term of this Agreement commences on the Acceptance Date set forth in the Insertion Order and terminates on the End Date set forth in the Insertion Order.

2. Terms of Payment. Advertiser, if advertising with Netscape for the first time, must submit a completed Netscape credit application. If no credit application is submitted or the request for credit is denied by Netscape (in its sole discretion), the Insertion Order must be paid in advance of the advertisement Start Date set forth in the Insertion Order. If Netscape approves the request for credit, Netscape will invoice Advertiser as set forth in the Insertion Order. Payment as set forth in the Insertion Order shall be made to Netscape Communications Corporation ("Netscape") within 30 days of the date of invoice. Amounts paid after such date shall bear interest at the rate of one-and-one-half percent per month (or the highest rate permitted by law, if less) until paid in full. In the event of any failure by Advertiser to make payment, Advertiser will be responsible for all reasonable expenses (including attorneys' fees) incurred by Netscape in collecting such amounts. All payments due hereunder are in U.S. dollars and are exclusive of any applicable taxes. Advertiser shall be responsible for all applicable taxes.

3. Positioning. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Netscape website or on any page is at the sole discretion of Netscape.

4. Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Netscape's sole discretion. Pricing for any renewal period is subject to change by Netscape from time to time.

5. No Assignment or Resale of Ad Space. Advertiser may not resell, assign or transfer any of its rights hereunder. Any attempt by Advertiser to resell, assign or transfer such rights shall result in immediate and automatic termination of this Agreement, without liability to Netscape.

6. Provision of Advertising Materials. (a) Advertiser will provide all materials for the advertisement in accordance with Netscape's policies in effect from time to time, including without limitation the manner of transmission to Netscape and the lead-time prior to publication of the advertisement. Netscape shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right, at Netscape's sole discretion, to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Netscape pending receipt of acceptable materials from Advertiser which are past due, or publish in substitution any prior advertisement submitted by Advertiser until such time as Netscape can reasonably begin publication of the advertisement set forth in the Insertion Order. All changes to advertisement must be made in writing to admgr@netscape.com and prior to the lead-time deadline. Advertiser hereby grants to Netscape a non-exclusive, worldwide, fully paid license to use, perform, reproduce, display, transmit and distribute the advertisement and all contents therein in accordance herewith. (b) If Advertiser uses third parties to serve the advertisement hereunder ("Third Parties"), Advertiser shall be responsible for such Third Parties complying with the terms of this Agreement.

7. Statistics. Unless specified in the Insertion Order, Netscape makes no guarantee with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that delivery statistics provided by Netscape are the official and definitive measurements of Netscape's performance on any delivery obligations provided in the Insertion Order. No other measurements or usage statistics (including those of Advertiser or Third Parties) shall be accepted by Netscape or have any effect on this Agreement. An "impression" means each occurrence of a display of an advertisement.

8. Right to Reject Advertisement. All contents of advertisements (including those served by Third Parties) are subject to Netscape's approval. Netscape reserves the right to reject or cancel any advertisement, Insertion Order, URL link, space reservation or position commitment, at any time, for any reason whatsoever (including belief by Netscape that any placement thereof may subject Netscape to criminal or civil liability).

9. No Warranty. NETSCAPE MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER, INCLUDING WITHOUT LIMITATION ADVERTISING AND OTHER SERVICES, AND EXPRESSLY DISCLAIMS THE WARRANTIES OR CONDITIONS OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

10. Limitations of Liability. In the event that Netscape fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, or in the event that Netscape fails to deliver the number of impressions specified in the Insertion Order (if any) by the End Date specified in the Insertion Order, or in the event of any other failure, technical or otherwise of such advertisement to appear as provided in the Insertion Order, the sole liability of Netscape and exclusive remedy of Advertiser shall be limited to, at Netscape's sole discretion, placement of the advertisement at a later time in a comparable position, or extension of the End Date specified in the Insertion Order until the total impressions are delivered. In no event shall Netscape be liable for any act or omission, or any event directly or indirectly resulting from any act or omission, of Third Parties (if any). IN NO EVENT SHALL NETSCAPE BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL, SPECIAL, LOST PROFITS, INDIRECT OR OTHER DAMAGES, WHETHER BASED IN CONTRACT, TORT OR OTHERWISE, EVEN
IF NETSCAPE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NETSCAPE'S AGGREGATE LIABILITY UNDER THIS AGREEMENT FOR ANY CLAIM IS LIMITED TO THE AMOUNT RECEIVED BY NETSCAPE FROM ADVERTISER FOR THE INSERTION ORDER GIVING RISE TO THE CLAIM. Without limiting the foregoing, Netscape shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown or any other condition affecting production or delivery in any

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manner beyond the control of Netscape. Advertiser acknowledges that Netscape has entered into this Agreement in reliance upon the limitations of liability set forth herein and that the same is an essential basis of the bargain between the parties.

11. Advertiser's Representations; Indemnification. Advertiser represents and warrants to Netscape, and Third Parties (if any), that Advertiser holds all necessary rights to permit the use of the advertisement by Netscape for the purpose of this Agreement; and that the use, reproduction, distribution, transmission or display of advertisement, any data regarding users, and any material to which users can link, or any products or services made available to users, through the advertisement will not (a) violate any criminal laws or any rights of any third parties or (b) contain any material that is unlawful or otherwise objectionable, including without limitation any material that encourages conduct that would constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable law. Advertiser agrees to indemnify, defend and hold Netscape and Third Parties (if any) harmless from and against any and all liability, loss, damages, claims or causes of action, including reasonable legal fees and expenses, arising out of or related to (i) breach of any of the foregoing representations and warranties, or (ii) any third party claim arising from use of or access to the advertisement under this Agreement or any material to which users can link, or any products or services made available to users, through the advertisement under this Agreement.

12. Cancellations. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser. If Advertiser cancels the Insertion Order, in whole or in part, Advertiser agrees to pay any additional short rate charges.

13. Construction. No term or condition other than those set forth in the Standard Terms or in the Insertion Order relating to advertisement scheduling and pricing shall be binding on Netscape unless in a writing signed by duly authorized representatives of the parties. In the event of any inconsistency between the Insertion Order and the Standard Terms, the Standard Terms shall control. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements and communications, whether oral or written, between the parties relating to the subject matter hereof, and all past courses of dealing or industry customs. The terms and conditions hereof shall prevail exclusively over any written instrument submitted by Advertiser, including Advertiser's insertion order, and Advertiser hereby disclaims any terms therein, except for terms therein relating to advertisement scheduling and pricing.

14. Confidentiality. "Confidential Information" shall mean (i) advertisements, prior to publication, (ii) the Insertion Order and any Netscape statistics which shall be deemed Netscape Confidential Information; and/or (iii) any information designated in writing, or identified orally at time of disclosure, by the disclosing party as "confidential" or "proprietary." During the term of this Agreement, and for a period of two years following any End Date, neither party will use or disclose any Confidential Information of the other party except as specifically contemplated herein. The foregoing restriction does not apply to information that: (i) has been independently developed by the receiving party without access to the other party's Confidential Information;
(ii) has become publicly known through no breach of this Section 14 by the receiving party; (iii) has been rightfully received from a third party authorized to make such disclosure; (iv) has been approved for release in writing by the disclosing party; or (v) is required to be disclosed by a competent legal or governmental authority.

15. Termination; Effect of Termination. In the event of a material breach by Advertiser, Netscape may terminate this Agreement immediately without notice or cure period, without liability to Netscape. In the event of any termination, Advertiser shall remain liable for any amount due under an Insertion Order for advertisement delivered by Netscape and such obligation to pay shall survive any termination of this Agreement. If the parties contemplate any provision to survive any termination or expiration of this Agreement, such provision shall survive such termination or expiration. At the request of the disclosing party, the receiving party shall return all of the disclosing party's Confidential Information to the disclosing party.

16. Miscellaneous. This Agreement (i) shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of law; and (ii) will not be governed by the United Nations Convention of Contracts for the International Sale of Goods. This Agreement may be amended only by a writing executed by a duly authorized representative of each party. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Netscape's prior written approval, which approval shall not be unreasonably withheld. Any dispute hereunder will be negotiated in good faith between the parties within 45 days commencing upon written notice from one party to the other. Any notices under this Agreement shall be sent to the addresses set forth in the Insertion Order (or in a separate writing) by facsimile or nationally-recognized express delivery service and deemed given upon receipt. The waiver of any breach or default of this Agreement will not constitute a waiver of any subsequent breach or default, and will not act to amend or negate the rights of the waiving party. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect under any applicable law, then such provision will be severed and replaced with a new provision that most closely reflects the original intention of the parties, and the remaining provisions of this Agreement will remain in full force and effect.


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